UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 21, 2007

Ever-Glory International Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-28806	65-0420146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Barranca Ave. #810 West Covina, CA	91791
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (626) 839-9116

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On June 21, 2007, the Board of Directors of Ever-Glory International Group, Inc. (the “Company”), in response to comments provided by the Securities and Exchange Commission (“SEC”), and upon recommendation of management of the Company, concluded that its previously filed financial statements for the year ended December 31, 2006 and for the quarter ended March 31, 2007 should not be relied upon because the acquisition by the Company of Nanjing New-Tailun Garments Co, Ltd, a Chinese limited liability company (“New-Tailun”) from Ever-Glory Enterprises (HK) Ltd, a British Virgin Islands corporation (“Seller”) on December 11, 2006, as originally reported was recorded at the fair value of the assets acquired under the purchase method. However, New-Tailun, at the time of acquisition would be deemed to be a merger of entities under common control in accordance with paragraph 11 of SFAS 141 and EITF 02-5. Accordingly, the assets and liabilities of New-Tailun should be recorded at their carrying values, not their fair values and the consolidated financial statements of the Company should have been prepared as if the merger had occurred retroactively.

The Company will amend its annual report on Form 10-KSB for the year ended December 31, 2006 and its quarterly report on Form 10-QSB for the quarter ended March 31, 2007, to account for the New-Tailun transaction at its carrying values.

The Board of Directors and management of the Company discussed with the Company’s independent registered certified public accounting firm the matters disclosed in this Item 4.02(a) of this current report on Form 8-K. The amended financial statements for the aforementioned periods will be filed by the Company in the near future.

This Current Report on Form 8-K may contain statements that are forward-looking statements and information based on the current expectations of the Company’s management. Such statements include, but are not limited to, plans, projections and estimates regarding the Company’s filings with the SEC. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our control and difficult to predict. We believe these forward-looking statements to be reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any of them in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVER-GLORY INTERNATIONAL GROUP, INC.

/s/ Kang Yihua

Kang Yihua Chief Executive Officer and President
Date: June 22, 2007